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                                                                  Exhibit 10.1.1

                    AMENDMENT NO. 1 dated as of March 13, 2001 (this
               "Amendment"), to the CREDIT AGREEMENT dated as of August 5, 1999, as amended and restated as of June 30, 2000 (the "Credit Agreement"), among CHIPPAC INTERNATIONAL COMPANY LIMITED, a British Virgin Islands company (the "Company"), CHIPPAC, INC., a Delaware corporation ("ChipPAC"), the Lenders (as defined therein) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent"), as sole lead arranger (in such capacity, the "Sole Lead Arranger") and as collateral agent (in such capacity, the "Collateral Agent") for the Administrative Agent and the Lenders.

     A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Company.

     B. ChipPAC and the Company have requested that the Credit Agreement be amended as provided herein. The Required Lenders are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

     C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment to Section 1. Section 1.1 of the Credit Agreement is hereby amended as follows:

          (a) The definition of the term "Consolidated Capital Expenditures" is hereby amended by replacing the words "and/or" with "," before the words "the Intel Preferred Stock" and adding the words "and/or the Qualcomm Equity Investment" after the words "the Intel Preferred Stock".

          (b) The following definition of the term "Qualcomm Equity Investment" is hereby inserted in the appropriate alphabetical order therein:

               ""Qualcomm Equity Investment" means the investment by Qualcomm Incorporated in the common stock of ChipPAC for an aggregate cash consideration of $25,000,000 made on August 8, 2000."
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               SECTION 2.  Amendment to Section 6. Section 6.1(iv) is hereby amended by adding the words "or the Qualcomm Equity Investment" after the words "or the Intersil Unspent Amount".

               SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company and ChipPAC represent and warrant to each of the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in
          Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

               SECTION 4. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Guarantors, the Required Lenders and the Administrative Agent.

               SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

               SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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               SECTION 9.  Acknowledgment of Guarantors.  Each of the Guarantors
          hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                              CHIPPAC INTERNATIONAL COMPANY LIMITED,

                                   by______________________________

                                     Name:
                                     Title:

                              CHIPPAC, INC.,

                                   by______________________________
                                     Name:
                                     Title:

                              CHIPPAC KOREA COMPANY LTD.,

                                   by______________________________
                                     Name:
                                     Title:

                              CHIPPAC LIQUIDITY MANAGEMENT
                              HUNGARY LIMITED LIABILITY COMPANY,

                                   by______________________________
                                     Name:
                                     Title:

                              CHIPPAC LUXEMBOURG S.A.R.L.,

                                   by______________________________
                                     Name:
                                     Title:

                              CHIPPAC (BARBADOS) LTD.,

                                     by____________________________
                                       Name:
                                       Title:

                              CHIPPAC LIMITED,
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                                     by____________________________
                                       Name:
                                       Title:

                              CREDIT SUISSE FIRST BOSTON, individually, and as Administrative Agent and an Issuing Bank,

                                     by____________________________
                                       Name:
                                       Title:

                                     by____________________________
                                       Name:
                                       Title:
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                                                       SIGNATURE PAGE TO
                                                       AMENDMENT NO. 1
                                                       DATED AS OF MARCH
                                                       13, 2001, TO THE
                                                       CHIPPAC CREDIT
                                                       AGREEMENT DATED
                                                       AS OF AUGUST 5,
                                                       1999, AS AMENDED
                                                       AND RESTATED AS
                                                       OF JUNE 30, 2000


          NAME OF INSTITUTION:____________________

                              by__________________
                                Name:
                                Title: